Exhibit 99.8

From: Andrew Kirkwood <andrew.kirkwood@blujaysolutions.com>
Date: Thursday, May 27, 2021 at 7:00 AM
To: AllGlobalUsers@blujaysolutions.com
Subject: Important Company Announcement

BluJay Team

I am very excited to announce that we have agreed to terms and will be acquired by E2open later this year. The combined entity will represent over $550 million in revenue and more than 3,500 employees around the world.

We have come a long way over the course of the last two and half years and have achieved some amazing things in that short period of time. The market recognized our growth and success, and this step holds great promise for us all. When I first started, I said I wanted BluJay to become the most admired company in the supply chain industry. The success we enjoyed over that time period was the result of your hard work and commitment to our values. With BluJay DNA, we have just begun to scratch the surface of the challenges we help our customers solve. And by joining E2open, we will tackle even larger challenges and truly change the game in the years to come.

The combination of E2open and BluJay makes sense on many levels. Our product strategy and vision are perfectly aligned. We complement each other well with regards to geographic presence and customers. Both companies consistently demonstrate strong financial performance and our cultures and approach to success are very similar. It’s a strong match from every angle.

These are exciting times. Being part of a publicly company will bring a new and unique perspective to many of your careers. If we leverage our 'growth mindset', we can use our expanding skills and creativity to create something special with this combination.

Please take a moment to the read the attached FAQ document. We will schedule a Town Hall next week to discuss this event in more detail. Right now, the most important thing you can do is focus on your job and continue to work hard for our customers.

I am thrilled to be on this journey with you. Onwards together!

Andrew

Additional Information

In connection with the proposed acquisition, E2open intends to file with the SEC a preliminary proxy statement, and after the preliminary proxy is declared effective, E2open will mail a definitive proxy statement relating to the proposed acquisition to its shareholders. This announcement does not contain all the information that should be considered concerning the proposed acquisition and is not intended to form the basis of any investment decision or any other decision in respect of the acquisition. E2open's shareholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed acquisition, as these materials will contain important information about BluJay and the acquisition. When available, the definitive proxy statement and other relevant materials for the proposed acquisition will be mailed to shareholders of E2open as of a record date to be established for voting on the proposed acquisition. Shareholders are able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to: E2open, 9600 Great Hills Trail, Suite 300E, Austin, TX 78759.

Participants in the Solicitation

E2open and its directors and executive officers may be deemed participants in the solicitation of proxies from E2open’s shareholders with respect to the proposed acquisition. A list of the names of those directors and executive officers and a description of their interests in E2open is contained in its Annual Report on Form 10-K for the year ended February 28, 2021, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to E2open, 9600 Great Hills Trail, Suite 300E, Austin, TX 78759. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed acquisition when available.

BluJay and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of E2open in connection with the proposed acquisition. A list of the names of such directors and executive officers and information regarding their interests in the proposed acquisition will be included in the preliminary proxy statement for the proposed acquisition.

No Offer or Solicitation

This announcement is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of E2open or BluJay, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Non-GAAP Financial Measures

This announcement includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including adjusted EBITDA. These non-GAAP financial measures are not a measure of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity, or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly titled measures used by other companies.

The Company believes this non-GAAP measure of financial results provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

Safe Harbor Statement

Certain statements in this announcement are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company's expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this announcement are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "outlook," "guidance" or the negative of those terms or other comparable terminology.

Please see the Company's documents filed or to be filed with the Securities and Exchange Commission, including the annual report filed on Form 10-K, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this announcement. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.